Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Westport Futures Fund L.P
     Supplement to Registration Statement on Form S-1
     File No. 333-24923

Ladies and Gentlemen:

     On Behalf of Smith Barney Westport Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated October 31, 1997 to the Partnership's final prospectus dated May 30, 1997.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                           Westport Futures Fund L.P.
                                  October 1997

The net asset value of the Smith Barney Westport Futures Fund L.P. was $971.20 per unit at the end of October, up $30.52 or 3.2% from the close of September.

The following comments pertain to the trading activities of the Fund's advisor, John W. Henry & Company, Inc.

Volatility in Asian financial markets spread rapidly to Europe, the U.S. and Latin America in October, sending global bourses into wild disarray. The unprecedented speed with which market events unfolded, from the 13.2% crash in Hong Kong's Hang Seng index on October 27 to its record 18.8% revival one day later, was mirrored in equity markets around the globe.

Positions in a range of currencies and global interest rates made the greatest contribution to overall gains during the month. These included U.S. Treasury bonds which are widely viewed as a safe haven in times of crisis. Positions in the British pound also were profitable as the currency received a boost from the Labour Party's decision against early U.K. entry into the European currency union. Gains were also recorded in the Australian dollar, which fell to its lowest level against the U.S. dollar in two and a half years, on the back of Asia's currency turmoil.

In the agricultural markets, gains in corn and smaller profits in sugar and soybean oil more than offset losses in other commodities traded.

Trading in the base and precious metals markets was unprofitable as gold prices were negatively impacted by reports that the Swiss central bank would consider selling a large portion of its reserves. In the energy markets, positions in crude oil resulted in losses as prices rose due to renewed tensions in the Middle East.





Smith Barney Futures Management Inc.

                                  Smith Barney
                           Westport Futures Fund L.P.
                                Account Statement
                            For the Period October 1,
                            Through October 31, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized losses from trading                   ($4,706,843)             (6.27)%
Change in unrealized gains/losses
   from trading                                  7,857,827              10.47
                                            ---------------        -----------

                                                 3,150,984               4.20

Less, Brokerage commissions
   and clearing fees ($8,166)                      436,903               0.58
                                            ---------------        -----------

Net realized and unrealized gains                2,714,081               3.62

Interest Income                                    220,686               0.29
                                            ---------------        -----------

                                                 2,934,767               3.91
                                            ---------------        -----------

Less, Expenses:
   Management fees                                 256,195               0.34
   Incentive fees                                   43,021               0.06
   Other expenses                                    9,312               0.01
                                            ---------------        -----------

                                                   308,528               0.41
                                            ---------------        -----------

Net Income                                       2,626,239               3.50%
                                                                   ===========

Additions (13,526.3852 L.P. units at
September 30, 1997 redemption value
per unit of $940.68)                            12,724,000

Additions (137.1348 G.P. units at
September 30, 1997 redemption value
per unit of $940.68)                               129,000
                                            ---------------
Increase in net assets                          15,479,239


Net assets, September 30, 1997                  60,917,603
                                            ---------------

Net assets, October 31, 1997                   $76,396,842
                                            ===============

Net asset value per unit                           $969.13
                                            ===============
  ($76,396,842 / 78,830.1020 units)

Redemption value per unit (Note 1)                 $971.20
                                            ===============

Note 1: For the purpose of a redemption, any accrued liability for reimburse-ment of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $971.20.
The net asset value per unit of $969.13 is reflective of charging offering and organization expenses against the initial capital of the fund and is reported for financial reporting purposes only.



To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Westport Futures Fund L.P.

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